UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MARCH 5, 2010

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            FLORIDA               0 -10345              59 -1588181
         ------------     -----------------------      -------------
       (STATE OR OTHER    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       JURISDICTION OF                                 IDENTIFICATION
       INCORPORATION)                                  NUMBER)




                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 5, 2010, Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing its results for the fourteen- and fifty-three week periods ended January 2, 2010. The Press Release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.


         ITEM 9.01    EXHIBITS

99.1 Press release regarding results for the fourteen- and fifty-three week periods ended January 2, 2010.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  March 9, 2010           CACHE, INC.




                                         By: /s/ Margaret Feeney
                                             ---------------------------------
                                             Margaret Feeney
                                             Executive Vice President and
                                             Chief Financial Officer